Income Taxes	9 Months Ended
Sep. 30, 2026
Income Taxes [Abstract]
INCOME TAXES
10	INCOME TAXES

Cayman Islands

Under the current laws of the Cayman Islands, the Group is not subject to tax on income or capital gain. Additionally, the Cayman Islands does not impose a withholding tax on payments of dividends to stockholders.

The United States of America

Pursuant to Section 7874 of the Code, even though the Group is an exempted company incorporated with limited liability under the laws of the Cayman Islands, the Group will be treated as a U.S. domestic corporation for all purposes of the Code. The Group will therefore be taxed as a U.S. domestic corporation for U.S. federal income tax purposes. As a result, the Group will be subject to U.S. federal income tax on its worldwide income.

The federal income tax rate for corporations is 21%. Additionally, a U.S. subsidiary is subject to “US. Federal” income taxes and state and local income taxes.

Türkiye

The Turkish subsidiary is subject to Türkiye corporate income tax at the rate of 25%.

Income withholding tax rate of 15% applies to profit distributions, if any, from the Turkish subsidiary to Marti Technologies I Inc.

The Group recorded no income tax expense or benefit for the three and nine months ended September 30, 2026 and September 30, 2025. The Group has generated cumulative losses and continues to maintain a full valuation allowance against its net deferred tax assets as management has concluded that it is more likely than not that such deferred tax assets will not be realized. As a result, the tax benefit associated with losses generated during the periods presented has been offset by a corresponding increase in the valuation allowance.